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                 UNITED STATES SECURITIES AND EXCHANGE COMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - SEPTEMBER 22, 2000



                          COMMISSION FILE NUMBER 1-6780


                                  RAYONIER INC.



                   Incorporated in the State of North Carolina
                I.R.S. Employer Identification Number 13-2607329

               50 North Laura Street, Jacksonville, Florida 32202
                          (Principal Executive Office)


                        Telephone Number: (904) 357-9100




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                                  RAYONIER INC.

                                TABLE OF CONTENTS



                                                                           PAGE

                  Item 5.           Other Events                             1

                  Item 7.           Financial Statements and Exhibits        1

                                    Signature                                1

                                    Exhibit Index                            2




























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         ITEM 5.  OTHER EVENTS

         Incorporated by reference is a news release issued by the Registrant two weeks ago on September 22, 2000, attached as Exhibit 99.1.


         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  See Exhibit Index on Page 2.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      RAYONIER INC. (Registrant)

                                                      BY /s/ George C. Kay
                                                         ----------------------
                                                           George C. Kay
                                                           Vice President and
                                                           Corporate Controller


October 6, 2000



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                                 EXHIBIT INDEX




EXHIBIT NO.                    DESCRIPTION                       LOCATION
-----------                    -----------                       --------

      99.1                     News Release issued               Filed herewith
                               September 22, 2000








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